EXHIBIT 99.2


                  NOTICE OF GUARANTEED DELIVERY FOR TENDERS OF
                            11% SENIOR NOTES DUE 2013
                                       OF
                               AXTEL, S.A. de C.V.

               PURSUANT TO THE PROSPECTUS, DATED __________, 2004




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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON __________, 2004 (THE "EXPIRATION DATE"), UNLESS EXTENDED.
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     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Axtel, S.A. de C.V., a variable capital company (sociedad anonima de capital variable) organized under the laws of the United Mexican States (the "Company") made pursuant to the Prospectus, dated __________, 2004 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for the 11% Senior Notes due 2013 (the
"Outstanding Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent (as defined below) prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedures to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                DELIVERY TO THE BANK OF NEW YORK, EXCHANGE AGENT

             By Hand Delivery, Registered Mail Or Overnight Carrier

                              The Bank of New York
                               101 Barclay Street
                                    Floor 7E
                            New York, New York 10286
              Attention: Corporate Trust Operations, Reorganization

                             Facsimile Transmission:
                                 (212) 298-1915

                    Confirm by Telephone or For Information:
                                 (212) 815-5920


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. DO NOTE DELIVER THIS INSTRUMENT TO AXTEL, S.A. de C.V.

    FOR ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212)
                      815-5920, OR FACSIMILE AT (212) [ ].

     Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

     The undersigned hereby tenders the Outstanding Notes listed below:

       Certificate Number(s)
 (if known) of Outstanding Notes or
  Account Number at the Book-Entry          Aggregate Principal Amount             Aggregate Principal Amount
              Facility                              Represented                             Tendered
-------------------------------------    ----------------------------------     ----------------------------------

-------------------------------------    ----------------------------------     ----------------------------------

-------------------------------------    ----------------------------------     ----------------------------------




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                            PLEASE SIGN AND COMPLETE


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          Signature(s) of Registered Holder(s) or Authorized Signatory


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                         Name(s) of Registered Holder(s)

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                                     Address

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                         Area code and Telephone Number


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Dated:                                       , 2002
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


         This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

Please print name(s) and address(es)

Name(s):
        ------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

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                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED

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                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that, within three (3) business days after the Expiration Date, the certificates representing all tendered Outstanding Notes, in proper form for transfer, or a book-entry confirmation, together with a properly completed and duly executed letter of transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent, at its address set forth above.

---------------------------------------------------      --------------------------------------------------
                   Name of Firm                                                Title


---------------------------------------------------      --------------------------------------------------
               Authorized Signature                                     Name (Please Print)

                                                             Dated:                              , 2004
---------------------------------------------------                 ----------------------------
                      Address


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                (Include ZIP Code)                                 Area Code and Telephone Number


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          Area Code and Telephone Number


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


     DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY


1.   Delivery of This Notice of Guaranteed Delivery.

     A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 1 of the Letter of Transmittal.

2.   Signatures on This Notice of Guaranteed Delivery.

     If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Notes referred to herein, the signature must correspond with the name(s) written on the face of the Outstanding Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Outstanding Notes, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Outstanding Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Outstanding Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

3.   Requests for Assistance or Additional Copies.

     Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.